HIGHLAND FUNDS I

NexPoint Merger Arbitrage Fund

(the “Fund”)

Supplement dated May 4, 2022, to the Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2021, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Prospectus and the SAI and should be read in conjunction with the Prospectus and the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus and the SAI.

Effective May 5, 2022, Eric Fritz will no longer serve as the portfolio manager of the Fund. Effective May 5, 2022, Scott Johnson has been added as portfolio manager of the Fund. The Fund will continue to be managed pursuant to the investment objective and strategies as described in the Fund’s Prospectus without change. Accordingly, the Fund’s Prospectus and SAI are hereby amended and supplemented as follows:

1.	All references to Mr. Fritz contained in the Fund’s Prospectus and SAI are hereby deleted.

2.	The sub-section entitled “Portfolio Management” on page 18 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	7 years[1]	President and Co-Founder
Bradford Heiss	3 years	Managing Director
Scott Johnson	Less than 1 year	Managing Director

[1]	Includes experience in managing the Predecessor Fund.

3.

The following paragraph is hereby added to the section entitled “NexPoint Merger Arbitrage Fund” under the heading “Management of the Funds – About the Funds’ Portfolio Managers – Portfolio Manager Biographies” on page 44 of the Prospectus:

Mr. Johnson is a Managing Director and Portfolio Manager at NexPoint Advisors, L.P. He has over 25 years of investment management experience with extensive experience in private equity, mergers and acquisitions and long/short hedge funds. Prior to joining NexPoint he was the CEO of Enviroklean Product Development which he purchased along with a private equity group. Previously, Mr. Johnson also held positions as President of Trisun Energy Services and was the Portfolio Manager of the Income Fund, L.P., an investment fund focused on making opportunistic investments in public and private debt and equity securities. Prior to managing the Income Fund, he was a Portfolio Manager at Highland Capital Management, L.P. Prior to joining Highland, Mr. Johnson was an Associate at Wellspring Capital Management, a private equity firm focused on control-oriented buyout investments. Mr. Johnson started his career as an Analyst in the Mergers & Acquisitions group at Lehman Brothers. Mr. Johnson received a B.B.A. in Finance with honors from the University of Texas at Austin and an MBA from Harvard Business School.

4.	The following changes are made under the “Information Regarding Portfolio Managers” section in the SAI:

a. On page 38, the first sentence under the heading “Merger Arbitrage Fund” is deleted and replaced with the following:

The portfolio managers of the Fund are James Dondero, Bradford Heiss and Scott Johnson.

b. On page 38, the following information is added to the tables under the heading “Merger Arbitrage Fund”

As of March 31, 2022, Scott Johnson managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	1	$62.9		$0
Other Pooled Investment Vehicles:	0	$0		$0
Other Accounts:	0	$0		$0

5.	The following paragraph and table are hereby deleted and replaced with the following under the “Information Regarding Portfolio Managers – Ownership of Securities” on page 42 in the SAI:

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager. This information is provided as of the fiscal year ended June 30, 2021.

Name of Portfolio Manager	Name of Fund	Dollar Range of Fund Equity Securities Beneficially Owned by Portfolio Manager
James Dondero	Merger Arbitrage Fund	$100,001–$500,000
Bradford Heiss	Merger Arbitrage Fund	$100,001–$500,000
Scott Johnson*	Merger Arbitrage Fund	None

*	As of May 3, 2022

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFI-MAF-SUPP2-0522